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                                                                   EXHIBIT 10.12

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SUBLESSOR: RATIONAL SOFTWARE CORPORATION,    SUBLEASED 2860 San Tomas Expressway
           A CALIFORNIA CORPORATION          PREMISES: 34,964 square foot
                                                              portion of that
                                                       47,432 square foot
                                                              premises

SUBLESSEE: EDIFY CORPORATION,               DATE: May 22, 1998
           A CALIFORNIA CORPORATION


1.   PARTIES:

This Sublease is made and entered into as of May 22, 1998, by and between Rational Software Corporation ("Sublessor"), and Edify Corporation ("Sublessee"), under the Master Lease dated September 7, 1993 between San Tomas No. 1 Limited Partnership as "Lessor" and Sublessor under this Sublease as "Lessee." A copy of the Master Lease is attached hereto as Attachment 1 and incorporated herein by this reference.

2.   PROVISIONS CONSTITUTING SUBLEASE:

This Sublease is subject to all of the terms and conditions of the Master
Lease. Sublessee hereby assumes and agrees to perform all of the obligations of "Lessee" under the Master Lease to the extent said obligations apply to the Subleased Premises and Sublessee's use of the Common Areas, except as specifically set forth herein. The following sections of the Master Lease are specifically excepted from inclusion in this Sublease: Sections 2, 3, 4 and 12. Sublessor hereby agrees to cause Lessor under the Master Lease to perform all of the obligations of Lessor thereunder to the extent said obligations apply to the Subleased Premises and Sublessee's use of the Common Areas. Sublessee shall not commit or permit to be committed on the Subleased Premises or on any other portion of the Project any act or omission which violates any term or condition of the Master Lease. Except to the extent waived or consented to in writing by the other party or parties hereto who are affected thereby, neither of the parties hereto will, by renegotiation of the Master Lease, assignment, subletting, default or any other voluntary action, avoid or seek to avoid the observance or performance of the terms to be observed or performed hereunder by such party, but will at all times in good faith assist in carrying out all the terms of this Sublease and in taking all such action as may be necessary or appropriate to protect the rights of the other party or parties hereto who are affected thereby against impairment. Nothing contained in this Section 2 or elsewhere in this Sublease shall prevent or prohibit Sublessor (a) from exercising its right to terminate the Master Lease pursuant to the terms thereof or (b) from assigning its interest in this Sublease or subletting the Premises to any other third party. Notwithstanding Sections 9, 16(p) and 49 of the Master Lease, Sublessee shall only be liable for "Hazardous Materials" (as defined in the Master Lease) which are placed on the Subleased Premises by Sublessee.


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3.   Subleased Premises and Rent:

3.1  Subleased Premises:

Sublessor leases to Sublessee and Sublessee leases from Sublessor the Subleased Premises upon all of the terms, covenants and conditions contained in this Sublease. The Subleased Premises consist of 34,964 plus or minus square feet, measured by Master Lessor, located at 2860 San Tomas Expressway.

3.2  Rent:

Sublessee shall pay to Sublessor as Rent for the Subleased Premises the sum of Sixty One Thousand One Hundred Eighty Seven and No/100 Dollars ($61,187.00) per month, without deductions, offset, prior notice or demand. Rent shall be payable by Sublessee to Sublessor in consecutive monthly installments on or before the first day of each calendar month during the Sublease Term. If the Sublease commencement date or the termination date of the Sublease occurs on a date other than the first day or the last day, respectively, of a calendar month, then the Rent for such partial month shall be prorated and the prorated Rent shall be payable on the Sublease commencement date or on the first day of the calendar month in which the Sublease termination date occurs, respectively. The base rent provided for herein shall be adjusted upward as provided for in paragraph 6 herein.

3.3  Security Deposit:

In addition to the Rent specified above, Sublessee shall pay to Sublessor an equivalent of one month's rent as a non-interest bearing Security Deposit. In the event Sublessee has performed all of the terms and conditions of this Sublease during the term hereof, Sublessor shall return to Sublessee, within thirty (30) days after Sublessee has vacated the Subleased Premises, the Security Deposit less any sums due and owing to Sublessor.

4.   Rights of Access and Use:

Use:

Sublessee shall use the Subleased Premises only for those purposes permitted in the Master Lease, unless Sublessor and Master Lessor consent in writing to other uses prior to the commencement thereof. Sublessor shall have use of the restrooms and showers, and Sublessee shall provide access to the restroom area 24 hours per day. Sublessee is responsible for securing its space on the first floor.

5.   Sublease Term:

The Sublease Term shall be for the period commencing on June 15, 1998, and continuing through January 31, 2001. In no event shall the Sublease
Term extend beyond the Term of the Master Lease.

6.   Rent Increases:

The base rent shall be increased on the following schedule commencing June 1, 1999, $62,935.20 per month. Commencing June 1, 2000, $64,683.40 per month.
These rents are subject to adjustment based on the terms of paragraph 2 herein.


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7.   EXPANSION RIGHTS:

Sublessee shall have ten (10) business days to commit to any additional space Sublessor makes available in the building. Sublessor shall be free to deal with third parties if there is no firm commitment in the time period provided.

8.   EXTENSION RIGHTS:

In the event Sublessor elects not to exercise its option to extend the Master Lease, Sublessor shall assign its rights to extend to Sublessee provided Sublessee is not in default under its Sublease. Sublessor shall notify Sublessee in writing at least seven (7) months before the expiration of the "Initial Term" (as defined in the Master Lease) whether or not Sublessor will exercise its right to extend the Master Lease. If Sublessor states that it will extend the Master Lease it shall be obligated to exercise its extension right.

9.   FURNITURE, FIXTURES AND EQUIPMENT:

Within thirty (30) days of sublease commencement, Sublessor and Sublessee will agree to an itemized inventory list of furniture, fixtures and equipment owned by Sublessor. Said inventory shall remain in premises for use by Sublessee during the term of the sublease. Said items shall be returned to Sublessor in good order and repair, normal wear and tear excepted, at the end of the sublease term.

10.  UTILITIES:

Sublessee shall be responsible for 100% of the utilities billed to the building as long as Rational's use of their premises is primarily a warehouse use. All other triple net and common area expenses will be shared pro rata to rentable square feet of the parties. The parties shall be entitled to equal, nonexclusive use of the "Common Area" (as defined in the Master Lease and outlined on Exhibit A). Said "Common Area" shall be maintained by Sublessee.

11.  NOTICES:

All notices, demands, consents and approvals which may or are required to be given by either party to the other hereunder shall be given in the manner provided in the Master Lease, at the addresses shown on the signature page hereof. Sublessor shall notify Sublessee of any Event of Default under the Master Lease, or of any other event of which Sublessor has actual knowledge which will impair Sublessee's ability to conduct its normal business at the Subleased Premises, as soon as reasonably practicable following Sublessor's receipt of notice from the Lessor of an Event of Default or actual knowledge of such impairment. If Sublessor elects to terminate the Master Lease, Sublessor shall so notify Sublessee by giving at least 30 days notice prior to the effective date of such termination.

12.  BROKER FEE:

Upon execution of the Sublease, Sublessor shall pay Cornish & Carey Commercial, a licensed real estate broker, fees set forth in a separate agreement between Sublessor and Broker. Cornish & Carey Commercial will split the commission with Wayne Mascia Associates per a separate agreement.





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13.  SURRENDER AT END OF TERM:

Sublessee agrees to surrender the Subleased Premises on expiration or earlier termination of the term hereof, in good condition and repair, reasonable wear and tear excepted.


SUBLESSOR: RATIONAL SOFTWARE CORPORATION, A CALIFORNIA CORPORATION


By: /s/    [SIG]                        Date:  5/21/98
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SUBLEASE: EDIFY CORPORATION, A CALIFORNIA CORPORATION


By: /s/  WARREN JAQUES                  Date:  5/22/98
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NOTICE TO SUBLESSOR AND SUBLESSEE: CORNISH & CAREY COMMERCIAL, IS NOT
AUTHORIZED TO GIVE LEGAL OR TAX ADVICE; NOTHING CONTAINED IN THIS SUBLEASE OR ANY DISCUSSIONS BETWEEN CORNISH & CAREY AND SUBLESSOR AND SUBLESSEE SHALL BE DEEMED TO BE A REPRESENTATION OR RECOMMENDATION BY CORNISH & CAREY COMMERCIAL, OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. ALL PARTIES ARE ENCOURAGED TO CONSULT WITH THEIR INDEPENDENT FINANCIAL CONSULTANTS AND/OR ATTORNEYS REGARDING THE TRANSACTION CONTEMPLATED BY THIS PROPOSAL.

Exhibit A1 and A2: Floorplans

Attachment I Master Lease

Attachment II Furniture, Fixtures, and Equipment List (Owned by Rational)









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LESSOR CONSENT

The undersigned, Lessor under the Master Lease attached as Attachment I, hereby consents to the subletting of the Subleased Premises described herein on the terms and conditions contained in this Sublease. This Consent shall apply only to this Sublease and shall not be deemed to be a consent to any other Sublease.


LESSOR: SAN TOMAS #1 LIMITED PARTNERSHIP


By:                                     Date:
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ATTORNMENT AGREEMENT

Sublessee shall attorn to Lessor and perform all of Sublessee's obligations under the Sublease directly to Lessor as if Lessor were the sublessor under the Sublease. If Sublessee is not, at the time of the notice, in default, Lessor shall continue to recognize the estate of Sublessee created under the Sublease. If Sublessee is not in default, the Sublease shall continue with the same force and effect as if Lessor and Sublessor had entered into a lease on the same provisions as those contained in the Sublease, including, without limitation, the Sublessee's right to extend the term of the Lease.


SUBLESSEE: EDIFY CORPORATION


By: /s/  WARREN JAQUES                  Date:  5/22/98
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